Exhibit 99.2
Last Updated 4/26/05

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2005 and 2004

		3 Mo. Ended March
Line		2005	2004	Incr (Decr)
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)
1	Arizona Public Service	$27	$34	$(7)
2	Pinnacle West Energy	(21)	(18)	(3)
3	APS Energy Services	(3)	2	(5)
4	SunCor	9	2	7
5	El Dorado	(1)	—	(1)
6	Parent Company	13	11	2

7	Income From Continuing Operations	24	31	(7)
	Income From Discontinued Operations -
8a	Net of Tax	—	—	—
	Cumulative Effect of Change in Accounting -
8b	Net of Tax	—	—	—

9	Net Income	$24	$31	$(7)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED
10	Arizona Public Service	$0.30	$0.38	$(0.08)
11	Pinnacle West Energy	(0.22)	(0.20)	(0.02)
12	APS Energy Services	(0.04)	0.02	(0.06)
13	SunCor	0.09	0.02	0.07
14	El Dorado	(0.01)	—	(0.01)
15	Parent Company	0.15	0.12	0.03

16	Income From Continuing Operations	0.27	0.34	(0.07)
	Income From Discontinued Operations -
17a	Net of Tax	—	—	—
	Cumulative Effect of Change in Accounting -
17b	Net of Tax	—	—	—

18	Net Income	$0.27	$0.34	$(0.07)

19	BOOK VALUE PER SHARE	$32.50	$31.19	$1.31
	COMMON SHARES OUTSTANDING - DILUTED (Thousands)
20	Average	92,045	91,376	669
21	End of Period	92,103	91,310	793

See Glossary of Terms.	Page 1 of 8

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2005 and 2004

		3 Mo. Ended March
Line		2005	2004	Incr (Decr)
	ELECTRIC OPERATING REVENUES (Dollars in Millions)
	REGULATED ELECTRICITY SEGMENT
	Retail
22	Residential	$190	$189	$1
23	Business	209	211	(2)

24	Total retail	399	400	(1)
	Wholesale revenue on delivered electricity
25	Traditional contracts	3	3	—
26	Retail load hedge management	—	—	—
27	Transmission for others	7	8	(1)
28	Other miscellaneous services	7	4	3

29	Total regulated electricity	416	415	1

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
30	Generation sales other than native load	46	10	36
31	Realized margins on electricity trading (a)	6	5	1
32	Other delivered electricity (a)	58	66	(8)

33	Total delivered marketing and trading	110	81	29

	Other marketing and trading
34	Realized margins on delivered commodities other than electricity (a)	1	(2)	3
35	Prior period mark-to-market (gains) losses on contracts delivered during current period (a)	(2)	1	(3)
36	Change in mark-to-market for future-period deliveries	8	8	—

37	Total other marketing and trading	7	7	—

38	Total marketing and trading	117	88	29

39	Total operating electric revenues	$533	$503	$30

(a)	The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 39 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31, 32 and 34. For example, line 35 shows that a prior-period mark-to-market gain of $2 million was transferred to “realized” for the first quarter of 2005. Lines 31, 32 and 34 include amounts totaling $2 million of realized gain for the first quarter of 2005.

See Glossary of Terms.	Page 2 of 8

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2005 and 2004

		3 Mo. Ended March
Line		2005	2004	Incr (Decr)
	ELECTRIC SALES (GWH)
	Regulated Electricity Segment
	Retail sales
40	Residential	2,367	2,410	(43)
41	Business	3,042	3,051	(9)

42	Total retail	5,409	5,461	(52)
	Wholesale electricity delivered
43	Traditional contracts	155	138	17
44	Retail load hedge management	750	169	581

45	Total regulated electricity	6,314	5,768	546

	Marketing and Trading Segment
	Delivered marketing and trading
46	Generation sales other than native load	979	358	621
47	Electricity trading	4,015	4,198	(183)
48	Other delivered electricity	1,067	1,139	(72)

49	Total delivered marketing and trading	6,061	5,695	366

50	Total electric sales	12,375	11,463	912

See Glossary of Terms.	Page 3 of 8

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2005 and 2004

		3 Mo. Ended March
Line		2005	2004	Incr (Decr)
	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)
	Realized and Mark-To-Market Components
	Current Period Effects
	Realized margin on delivered commodities
	Electricity
51	Generation sales other than native load	$6	$3	$3
52	Other electricity marketing and trading (a)	4	11	(7)

53	Total electricity	10	14	(4)
54	Other commodities (a)	1	(2)	3

55	Total realized margin	11	12	(1)

	Prior-period mark-to-market (gains) losses on contracts delivered during current period
56	Electricity (a)	(1)	(1)	—
57	Other commodities (a)	(1)	2	(3)

58	Subtotal	(2)	1	(3)

59	Total current period effects (b)	9	13	(4)

	Change in mark-to-market gains (losses) for future period deliveries (b)
60	Electricity	2	7	(5)
61	Other commodities	6	1	5

62	Subtotal	8	8	—

63	Total gross margin	$17	$21	$(4)

Future Marketing and Trading Mark-to-Market Realization

As of March 31, 2005, Pinnacle West had accumulated net mark-to-market gains of $45 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2005, $16 million; 2006, $6 million; 2007, $15 million; and thereafter, $8 million.

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 59 and in line 63 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 56 are included in line 52. The opposites of amounts included in line 57 are included in line 54. For example, line 56 shows that a prior-period mark-to-market gain of $1 million was transferred to “realized” for the first quarter of 2005. A $1 million realized gain is included in the $4 million on line 52 for the first quarter of 2005.

(b)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 4 of 8

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2005 and 2004

		3 Mo. Ended March
Line		2005	2004	Incr (Decr)
	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (continued) (Dollars in Millions)

	By Commodity Sold or Traded

64	Electricity	$11	$20	$(9)
65	Natural gas	6	1	5
66	Coal	—	—	—
67	Emission allowances	—	—	—
68	Other	—	—	—

69	Total gross margin	$17	$21	$(4)

	By Pinnacle West Entity

	Parent company marketing and trading division
70	Generation sales other than native load	$1	$—	$1
71	Other marketing and trading	13	12	1
	APS
72	Generation sales other than native load	5	3	2
73	Other marketing and trading	(9)	(8)	(1)
	Pinnacle West Energy
74	Generation sales other than native load	—	—	—
75	Other marketing and trading	10	10	—
	APS ES
76	Other marketing and trading	(3)	4	(7)

77	Total gross margin before income taxes	$17	$21	$(4)

See Glossary of Terms.	Page 5 of 8

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2005 and 2004

		3 Mo. Ended March
Line		2005	2004	Incr (Decr)
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
78	Residential	889,967	855,754	34,213
79	Business	109,772	105,502	4,270

80	Total	999,739	961,256	38,483
81	Wholesale customers	81	81	—

82	Total customers	999,820	961,337	38,483

83	Customer Growth (% over prior year)	4.0%	3.4%	0.6%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

84	Residential	2,430	2,371	59
85	Business	3,058	2,998	60

86	Total	5,488	5,369	119

	RETAIL USAGE (KWh/Average Customer)

87	Residential	2,660	2,816	(156)
88	Business	27,712	28,919	(1,207)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

89	Residential	2,730	2,770	(40)
90	Business	27,860	28,422	(562)

	ELECTRICITY DEMAND (MW)

91	System peak demand	3,997	3,979	18

See Glossary of Terms.	Page 6 of 8

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2005 and 2004

		3 Mo. Ended March
Line		2005	2004	Incr (Decr)
	ENERGY SOURCES (GWH)
	Generation production
92	Nuclear	2,247	2,148	99
93	Coal	2,940	2,887	53
94	Gas, oil and other	1,127	367	760

95	Total	6,314	5,402	912

	Purchased power
96	Firm load	586	701	(115)
97	Marketing and trading	5,832	5,506	326

98	Total	6,418	6,207	211

99	Total energy sources	12,732	11,609	1,123

	POWER PLANT PERFORMANCE
	Capacity Factors
100	Nuclear	94%	88%	6%
101	Coal	80%	77%	3%
102	Gas, oil and other	17%	5%	12%
103	System average	49%	44%	5%
	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
104	Nuclear	52	135	(83)
105	Coal	138	149	(11)
106	Gas	212	49	163

107	Total	402	333	69
108	Generation Fuel Cost ($/MWh)	$15.50	$11.17	$4.33

See Glossary of Terms.	Page 7 of 8

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2005 and 2004

		3 Mo. Ended March
Line		2005	2004	Incr (Decr)
	ENERGY MARKET INDICATORS (a)
	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
109	Palo Verde	$49.74	$43.73	$6.01
110	SP15	$55.70	$48.37	$7.33
	Off-Peak
111	Palo Verde	$37.04	$33.66	$3.38
112	SP15	$40.96	$36.90	$4.06
	WEATHER INDICATORS
	Actual
113	Cooling degree-days	34	273	(239)
114	Heating degree-days	457	552	(95)
115	Average humidity	56%	39%	17%
	10-Year Averages
116	Cooling degree-days	80	80	—
117	Heating degree-days	521	521	—
118	Average humidity	43%	43%	0%
	ECONOMIC INDICATORS
	Building Permits — Metro Phoenix (b) (d)
119	Single-family	6,447	5,571	876
120	Multi-family	1,972	974	998

121	Total	8,419	6,545	1,874

	Arizona Job Growth (c) (d)
122	Payroll job growth (% over prior year)	4.2%	2.5%	1.7%
123	Unemployment rate (%, seasonally adjusted)	4.3%	5.3%	(1.0)%

Sources:
(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	The economic indicators reflect latest available data through periods ending February 2005.

See Glossary of Terms.	Page 8 of 8